UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23205

FS Energy Total Return Fund

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman

FS Energy Total Return Fund

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

The annual report (the “Annual Report”) of FS Energy Total Return Fund (the “Fund”) for the period from March 15, 2017 (Commencement of Operations) through October 31, 2017 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Energy Total Return Fund

2017

Annual Report

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

PORTFOLIO REVIEW

Portfolio composition (by fair value)		Industry classification (by fair value)
Master Limited Partnerships	23%	Midstream	63%
Preferred Equity	2%	Upstream	23%
Common Equity	55%	Service & Equipment	6%
Fixed Income	15%	Downstream	3%
Short-Term Investments	5%	Short-Term Investments	5%

	100%		100%
Top 10 Holdings (by fair value)
Royal Dutch Shell plc	5%
Enbridge Energy Management L.L.C.	5%
Energy Transfer Partners, L.P.	4%
BP p.l.c.	4%
The Williams Companies, Inc.	4%
Macquarie Infrastructure Corp.	4%
Plains GP Holdings, L.P.	4%
Targa Resources Corp.	4%
ONEOK, Inc.	4%
Exterran Energy Solutions, L.P.	4%

FS Energy Total Return Fund

OFFICERS AND BOARD OF TRUSTEES

Officers

MICHAEL C. FORMAN

Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.

Chief Financial Officer

ZACHARY K. KLEHR

Executive Vice President

STEPHEN S. SYPHERD

Vice President, Treasurer & Secretary

JAMES F. VOLK

Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN

Chairman, Chief Executive Officer & President

DAVID J. ADELMAN

Vice-Chairman

President & Chief Executive Officer,

Campus Apartments, Inc.

HOLLY E. FLANAGAN

Trustee

Managing Director, Gabriel Investments

BRIAN R. FORD

Trustee

Retired Partner, Ernst & Young LLP

JOSEPH P. UJOBAI

Trustee

Executive Vice President,

SEI Investments Company

FS Energy Total Return Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of FS Energy Total Return Fund

We have audited the accompanying statement of asset and liabilities of FS Energy Total Return Fund (the Fund), including the schedule of investments, as of October 31, 2017, and the related statements of operations, changes in net assets, and cash flows and financial highlights for the period from March 15, 2017 (Commencement of Operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FS Energy Total Return Fund at October 31, 2017, and the results of its operations, changes in its net assets and its cash flows and financial highlights for the period from March 15, 2017 (Commencement of Operations) to October 31, 2017 in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2017

FS Energy Total Return Fund

Schedule of Investments

As of October 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Master Limited Partnerships—29.4%
Andeavor Logistics LP		Midstream	15,800	$804	$714
Archrock Partners, L.P.		Midstream	15,000	203	199
BP Midstream Partners LP		Midstream	13,000	226	234
Delek Logistics Partners, LP		Midstream	19,220	573	590
Energy Transfer Partners, L.P.		Midstream	80,000	1,599	1,393
MPLX LP		Midstream	20,000	687	705
Rice Midstream Partners LP	(e)	Midstream	15,000	305	311
Spectra Energy Partners, LP		Midstream	22,300	951	962
Tallgrass Energy Partners, LP		Midstream	4,500	227	196
Western Gas Partners, LP		Midstream	21,000	1,121	1,006
Westlake Chemical Partners LP	(e)	Downstream	41,000	902	912

Total Master Limited Partnerships				7,598	7,222

Preferred Equity—3.1%
Teekay LNG Partners L.P., Series A, 9.0%	(e)	Midstream	30,100	724	770

Total Preferred Equity				724	770

Common Equity—69.2%
AltaGas Ltd.	(e)(f)	Midstream	40,000	919	912
Antero Midstream GP LP	(e)	Midstream	25,150	506	471
BP p.l.c.	(e)	Upstream	32,000	1,110	1,301
Enbridge Energy Management, L.L.C.	(e)(g)	Midstream	99,847	1,576	1,438
EnLink Midstream, LLC	(e)	Midstream	46,000	791	713
Hoegh LNG Partners LP		Midstream	50,420	989	955
Kinder Morgan Canada Ltd.	(e)(f)	Midstream	58,823	742	756
Kinder Morgan, Inc.	(e)	Midstream	26,900	570	487
Macquarie Infrastructure Corp.	(e)	Midstream	18,000	1,354	1,252
Occidental Petroleum Corp.	(e)	Upstream	13,500	829	872
ONEOK, Inc.	(e)	Midstream	21,300	1,142	1,156
Pembina Pipeline Corp.	(e)(f)	Midstream	20,342	679	672
Plains GP Holdings, L.P., Class A Shares	(e)	Midstream	60,000	1,557	1,224
Royal Dutch Shell plc, Class B Shares	(e)	Upstream	23,200	1,307	1,516
Targa Resources Corp.	(e)	Midstream	28,000	1,518	1,162
The Williams Companies, Inc.	(e)	Midstream	45,000	1,331	1,283
TOTAL S.A.	(e)	Upstream	14,900	766	830

Total Common Equity				17,686	17,000

See notes to financial statements.

FS Energy Total Return Fund

Schedule of Investments (continued)

As of October 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Fixed Income—18.8%(d)
Exterran Energy Solutions, L.P., 8.1%, 5/1/2025	(e)	Service & Equipment	$1,037	$1,068	$1,093
Extraction Oil & Gas, Inc., 7.4%, 5/15/2024	(e)	Upstream	1,000	1,035	1,065
Gulfport Energy Corp., 6.4%, 5/15/2025	(e)	Upstream	800	789	812
Jones Energy Holdings LLC, 9.3%, 3/15/2023	(e)	Upstream	300	300	239
Jupiter Resources Inc., 8.5%, 10/1/2022	(e)	Upstream	800	690	573
Weatherford International Ltd., 9.9%, 3/1/2039	(e)	Service & Equipment	800	879	836

Total Fixed Income				4,761	4,618

Short-Term Investments—6.2%
State Street Institutional Treasury Money Market Fund, Investment Class, 0.59%	(h)			1,531	1,531

Total Short-Term Investments				1,531	1,531

TOTAL INVESTMENTS—126.7%				$32,300	31,141

LIABILITIES IN EXCESS OF OTHER ASSETS—(26.7)%					(6,565)

NET ASSETS—100.0%					$24,576

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Fair value is determined by the board of trustees of FS Energy Total Return Fund (the “Fund”). See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies. Investments are classified as Level 1 in the Fund’s fair value hierarchy unless otherwise noted (see Note 7).

(d)	Investments classified as Level 3 in the Fund’s fair value hierarchy whereby fair value was determined by the board of trustees of the Fund (see Note 7).

(e)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of October 31, 2017, there were no securities rehypothecated by BNP.

(f)	Investment denominated in Canadian dollars. Cost is converted into U.S. dollars on purchase date and fair value is converted into U.S. dollars as of October 31, 2017.

(g)	Security is non-income producing.

(h)	Rate represents the seven-day yield as of October 31, 2017.

See notes to financial statements.

FS Energy Total Return Fund

Statement of Assets and Liabilities

(in thousands, except share and per share data)

October 31, 2017
Assets
Investments, at fair value (amortized cost—$32,300)	$31,141
Cash	112
Receivable for investments sold	7
Receivable from Fund shares sold	421
Distributions and dividends receivable	74
Interest receivable	114
Deferred offering costs	1
Reimbursement due from sponsor(1)	442

Total assets	$32,312

Liabilities
Financing arrangement payable	$6,991
Management fees payable	124
Administrative services expense payable	187
Accounting and administrative fees payable	113
Interest expense payable	1
Professional fees payable	144
Other accrued expenses and liabilities	176

Total liabilities	$7,736

Net assets	$24,576

Commitments and contingencies ($3,362)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$2
Capital in excess of par value(3)	25,670
Accumulated net realized gain (loss)(3)	(33)
Accumulated undistributed net investment income(3)	96
Net unrealized appreciation (depreciation)	(1,159)

Net assets	$24,576

Class A Shares
Net Assets	$1,224
Shares Outstanding	104,736
Net Asset Value and Redemption Price Per Share (net assets ÷ shares outstanding)	$11.69
Maximum Offering Price Per Share ($11.69 ÷ 94.25% of net asset value per share)	$12.40

Class I Shares
Net Assets	$23,342
Shares Outstanding	1,995,949
Net Asset Value and Redemption Price Per Share (net assets ÷ shares outstanding)	$11.69

Class T Shares
Net Assets	$10
Shares Outstanding	819
Net Asset Value and Redemption Price Per Share (net assets ÷ shares outstanding)	$11.70
Maximum Offering Price Per Share ($11.70 ÷ 96.50% of net asset value per share)	$12.12

(1)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)	See Note 10 for a discussion of the Fund’s commitments and contingencies.

(3)	See Note 5 for a discussion of the sources of distributions paid by the Fund.

See notes to financial statements.

FS Energy Total Return Fund

Statement of Operations

(in thousands)

Period from March 15, 2017 (Commencement of Operations) to October 31, 2017
Investment income
Distributions and dividend income (net of foreign tax withholding—$15)	$816
Return of capital	(398)

Net distributions and dividend income	418
Interest income	176

Total investment income	594

Operating expenses
Management fees	281
Administrative services expense	485
Accounting and administrative fees	113
Interest expense	57
Professional fees	159
Offering costs	122
Other general and administrative expenses	142

Total operating expenses	1,359
Less: Expense reimbursement from sponsor(1)	(1,071)

Net operating expenses	288

Net investment income (loss) before taxes	306
Income taxes	50

Net investment income (loss)	256

Realized and unrealized gain/loss
Net realized gain (loss) on investments	164
Net realized gain (loss) on foreign currency	(11)
Net change in unrealized appreciation (depreciation) on investments	(1,159)

Total net realized gain (loss) and unrealized appreciation (depreciation)	(1,006)

Net increase (decrease) in net assets resulting from operations	$(750)

(1)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to financial statements.

FS Energy Total Return Fund

Statement of Changes in Net Assets

(in thousands)

Period from March 15, 2017 (Commencement of Operations) to October 31, 2017
Operations
Net investment income (loss)	$256
Net realized gain (loss)	153
Net change in unrealized appreciation (depreciation) on investments	(1,159)

Net increase (decrease) in net assets resulting from operations	(750)

Shareholder distributions(1)
Distributions from net investment income
Class A	(2)
Class I	(269)

(271)

Distributions from net realized gain on investments
Class A	(2)
Class I	(195)

(197)

Distributions representing return of capital
Class A	(1)
Class I	(80)

(81)

Net decrease in net assets resulting from shareholder distributions	(549)

Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	25,775

Total increase in net assets	24,476
Net assets at beginning of period	100

Net assets at end of period	$24,576

Accumulated undistributed net investment income	$96

(1)	See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)	See Note 3 for a discussion of the Fund’s common share transactions.

See notes to financial statements.

FS Energy Total Return Fund

Statement of Cash Flows

(in thousands)

Period from March 15, 2017 (Commencement of Operations) to October 31, 2017
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(750)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(43,453)
Investments in money market fund, net	(1,531)
Proceeds from sales and repayments of investments	12,459
Return of capital distributions on investments	398
Net realized (gain) loss on investments	(164)
Net change in unrealized (appreciation) depreciation on investments	1,159
Accretion of discount	(9)
Amortization of deferred offering costs	122
(Increase) decrease in receivable for investments sold	(7)
(Increase) decrease in distributions and dividends receivable	(74)
(Increase) decrease in interest receivable	(114)
(Increase) decrease in expense reimbursement due from sponsor(1)	(442)
Increase (decrease) in management fees payable	124
Increase (decrease) in administrative services expense payable	187
Increase (decrease) in accounting and administrative fees payable	113
Increase (decrease) in interest expense payable(2)	1
Increase (decrease) in professional fees payable	144
Increase (decrease) in other accrued expenses and liabilities	176

Net cash provided by (used in) operating activities	(31,661)

Cash flows from financing activities
Issuance of common shares	25,354
Shareholder distributions	(549)
Offering costs incurred	(123)
Borrowings under financing arrangement(2)	6,991

Net cash provided by financing activities	31,673

Total increase (decrease) in cash	12
Cash at beginning of period	100

Cash at end of period	$112

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates.

(2)	See Note 8 for a discussion of the Fund’s financing arrangement. During the period from March 15, 2017 (Commencement of Operations) through October 31, 2017, the Fund paid $56 of interest expense on the financing arrangement.

See notes to financial statements.

FS Energy Total Return Fund

Financial Highlights

(in thousands, except share and per share data)

	Class A Shares	Class I Shares	Class T Shares
	Period from May 16, 2017 (Commencement of Operations) to October 31, 2017	Period from March 15, 2017 (Commencement of Operations) to October 31, 2017	Period from October 20, 2017 (Commencement of Operations) to October 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$12.52	$12.50	$11.77
Results of operations
Net investment income (loss)(2)	0.09	0.15	0.01
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.61)	(0.65)	(0.08)

Net increase (decrease) in net assets resulting from operations	(0.52)	(0.50)	(0.07)

Shareholder Distributions:(3)
Distributions from net investment income	(0.15)	(0.15)	—
Distributions from net realized gain on investments	(0.11)	(0.11)	—
Distributions representing return of capital	(0.05)	(0.05)	—

Net decrease in net assets resulting from shareholder distributions	(0.31)	(0.31)	—

Net asset value, end of period	$11.69	$11.69	$11.70

Shares outstanding, end of period	104,736	1,995,949	819

Total return(4)(5)	(4.21)%	(4.00)%	(0.59)%

Ratio/Supplemental Data:
Net assets, end of period	$1,224	$23,342	$10
Ratio of net investment income (loss) to average net assets(6)(7)	1.71%	1.96%	1.46%
Ratio of total expenses to average net assets(6)	10.70%	10.45%	10.95%
Ratio of expense reimbursement from sponsor to average net assets(6)	(7.86)%	(7.86)%	(7.86)%

Ratio of net expenses to average net assets(6)	2.84%	2.59%	3.09%

Portfolio turnover rate(5)	49%	49%	49%
Total amount of senior securities outstanding exclusive of treasury securities	$6,991	$6,991	$6,991
Asset coverage ratio(8)	4.52	4.52	4.52

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

(2)	The per share data was derived by using the average number of common shares outstanding during the period from May 16, 2017 (Commencement of Operations) through October 31, 2017 for Class A Shares, March 15, 2017 (Commencement of Operations) through October 31, 2017 for Class I Shares and October 20, 2017 (Commencement of Operations) through October 31, 2017 for Class T Shares.

(3)	The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per common share during the applicable period.

See notes to financial statements.

FS Energy Total Return Fund

Financial Highlights (continued)

(in thousands, except share and per share data)

(4)	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value as of the end of the period. The historical total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the fixed income securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total returns set forth above represent the total return on the Fund’s investment portfolio during the applicable period on a class by class basis and do not represent an actual return to shareholders.

(5)	Information presented is not annualized.

(6)	Average daily net assets for the applicable period is used for this calculation. Data for the applicable period is annualized.

(7)	If the sponsor had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets during the applicable periods presented above would have been (6.15)%, (5.90)% and (6.40)% for Class A Shares, Class I Shares and Class T Shares, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)	Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to financial statements.

FS Energy Total Return Fund

Notes to Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Energy Total Return Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on February 23, 2016 and commenced investment operations on March 15, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers five classes of shares of beneficial interest—Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares (as defined below), which are substantially the same except that each class of shares has different expenses. The Fund intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

The Fund’s investment objective is to generate an attractive total return consisting of current income and capital appreciation by investing primarily in the equity and debt securities of Natural Resource Companies, as defined below. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in Natural Resource Companies, which the Fund defines as companies that, as their principal business, are engaged in the development of energy infrastructure and the acquisition, exploration, production, mining, processing (including fractionating), refining, transportation (including trans-loading), storage, servicing or marketing of natural resources, including, but not limited to, crude oil, refined products, petrochemicals, natural gas, natural gas liquids, coal, metals and renewable energy sources, as well as those companies that provide equipment or services to companies engaged in any of the foregoing.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued and filed with the U.S. Securities and Exchange Commission (“SEC”).

Use of Estimates: The preparation of the Fund’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

(“Class L Share”) and Class T share of beneficial interest (“Class T Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) and Class M share of beneficial interest (“Class M Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV of the applicable share class is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

FS Energy Advisor, LLC (“FS Energy Advisor”), the Fund’s investment adviser, values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (“Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Energy Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”), issued by the Financial Accounting Standards Board (“FASB”) clarifies the definition of fair value and requires companies to provide disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

When determining the fair value of an asset, FS Energy Advisor seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that FS Energy Advisor deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statements.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”).

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

For purposes of calculating NAV, FS Energy Advisor uses the following valuation methods:

•	The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•	If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such security using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund obtains bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities are valued at the mid-point of the average bid and ask prices obtained from such sources.

•	To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Energy Advisor in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board as described below. In making such determination, FS Energy Advisor may rely upon valuations obtained from an independent valuation firm.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statements. In making its determination of fair value, FS Energy Advisor may use independent third-party pricing or valuation services; provided that FS Energy Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Energy Advisor shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that FS Energy Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or,

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. FS Energy Advisor may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the portfolio company relative to comparable firms, as well as such other factors as FS Energy Advisor, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Energy Advisor, under the supervision of the Board.

While the Fund’s valuation policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by FS Energy Advisor would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if and when the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis, the Fund believes that these prices will be reliable indicators of fair value.

The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Energy Advisor’s management team, and has authorized FS Energy Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Energy Advisor’s implementation of the Fund’s valuation process.

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information. These estimates may subsequently be revised based on the information received from the master limited partnerships (“MLPs”) after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments will be calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. For the period from February 23, 2016 (Inception) through October 31, 2017, the Fund incurred organization costs of $40, which were paid by Franklin Square Holdings, L.P. (“FS Investments”), the Fund’s sponsor and an affiliate of FS Energy Advisor (see Note 4). FS Investments has agreed to assume the Fund’s organization costs and will not seek reimbursement of such costs.

Offering Costs: Offering costs primarily include, among other things, marketing expenses and printing, legal and due diligence fees and other costs pertaining to the Fund’s continuous public offering of its common shares, including the preparation of its Registration Statement on Form N-2 and salaries and direct expenses of FS Energy Advisor’s affiliated personnel, employees of its affiliates and others while engaged in such activities. The

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Fund will defer and amortize such costs as an expense in an amount up to 0.50% of gross proceeds raised over twelve months as the Fund raises proceeds in its continuous public offering. For the period from February 23, 2016 (Inception) through October 31, 2017, the Fund incurred offering costs of $2,464, which were paid on its behalf by FS Investments (see Note 4).

Income Taxes: The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, the Fund did not incur any interest or penalties related to unrecognized tax liabilities.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s financial statements. The Fund’s U.S. federal and state income tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the period from March 15, 2017 (Commencement of Operations) to October 31, 2017:

	Period from May 16, 2017 (Commencement of Operations) to October 31, 2017
	Shares	Amount
Class A Shares
Gross Proceeds from Offering	104,416	$1,247
Reinvestment of Distributions	320	4

Total Gross Proceeds	104,736	$1,251
Commissions and Dealer Manager Fees	—	(18)

Net Proceeds from Class A Share Transactions	104,736	$1,233

	Period from March 15, 2017 (Commencement of Operations) to October 31, 2017
	Shares	Amount
Class I Shares
Gross Proceeds from Offering	1,956,139	$24,060
Reinvestment of Distributions	39,810	472

Net Proceeds from Class I Share Transactions	1,995,949	$24,532

	Period from October 20, 2017 (Commencement of Operations) to October 31, 2017
	Shares	Amount
Class T Shares
Gross Proceeds from Offering	819	$10
Commissions and Dealer Manager Fees	—	0

Net Proceeds from Class T Share Transactions	819	$10

Net Proceeds from Fund Share Transactions	2,101,504	$25,775

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Status of Continuous Public Offering

Since commencing its continuous public offering and through December 8, 2017, the Fund sold 140,706, 2,066,551 and 1,660 Class A Shares, Class I Shares and Class T Shares, respectively for gross proceeds of $1,673, $25,444 and $20, respectively, including shares issued pursuant to its distribution reinvestment plan (“DRP”). As of December 8, 2017, the Fund raised total gross proceeds of $27,137, including $100 of seed capital contributed by Michael C. Forman in October 2016 (see Note 4).

The proceeds from the issuance of common shares as presented on the Fund’s statement of changes in net assets is presented net of upfront selling commissions and dealer manager fees as applicable, of $18 and $0 for Class A Shares and Class T Shares, respectively, for the periods from May 16, 2017 (Commencement of Operations) to October 31, 2017 for Class A Shares and from October 20, 2017 (Commencement of Operations) to October 31, 2017 for Class T Shares, respectively.

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. Typically, the Repurchase Offer Amount will be 5% of the shares outstanding on the Repurchase Request Deadline. Repurchase offers in excess of this amount will be made solely at the discretion of the Board.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

During the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, the Fund did not repurchase any of its common shares in connection with its share repurchase program. On November 13, 2017, the Fund repurchased 9 Class A Shares (representing 100% of the Class A Shares tendered for repurchase and 0.01% of Class A Shares outstanding as of such date) at $11.56 per share for aggregate consideration totaling less than $1. On November 13, 2017, the Fund repurchased 2,476 Class I Shares (representing 100% of the Class I Shares tendered for repurchase and 0.12% of Class I Shares outstanding as of such date) at $11.57 per share for aggregate consideration totaling $29.

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement (“Investment Advisory Agreement”), dated as of February 15, 2017, by and between the Fund and FS Energy Advisor, FS Energy Advisor is entitled to a management fee in consideration of the advisory services provided by FS Energy Advisor to the Fund. FS Energy Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of February 28, 2017, by and between FS Energy Advisor and Magnetar Asset Management LLC (“Magnetar”), Magnetar is entitled to receive 50% of all management fees paid to FS Energy Advisor under the Investment Advisory Agreement with respect to each year.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.75% of the Fund’s average daily gross assets during such period. The Fund commenced accruing fees under the Investment Advisory Agreement on March 15, 2017, upon commencement of the Fund’s investment operations. Subject to the consent of Magnetar, the management fee may or may not be taken in whole or in part at the discretion of FS Energy Advisor. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Energy Advisor may determine. The management fee for any partial quarter will be appropriately prorated.

Pursuant to the administration agreement (“Administration Agreement”), dated as of February 15, 2017, by and between the Fund and FS Energy Advisor, the Fund reimburses FS Energy Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Energy Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and Magnetar providing administrative services to the Fund on behalf of FS Energy Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Energy

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Energy Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Energy Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods conforming with GAAP.

The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Energy Advisor. The Fund’s Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Fund’s Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Energy Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Energy Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Energy Advisor.

Reimbursements of administrative expenses to FS Energy Advisor are subject to the Expense Limitation (defined below), and Magnetar has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Energy Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement (defined below). Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Expense Limitation Agreement and FS Energy Advisor and Magnetar have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

FS Investments funded the Fund’s offering costs in the amount of $2,464 for the period from February 23, 2016 (Inception) through October 31, 2017. These costs primarily include legal, accounting, printing and other expenses relating to the Fund’s offering, including costs associated with technology integration between the Fund’s systems and those of its distribution partners, marketing expenses, salaries and direct expenses of FS Energy Advisor’s and Magnetar’s personnel, employees of their affiliates and others while engaged in registering and marketing the shares, including the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Fund. Initially, FS Investments and Magnetar will pay the Fund’s organization and offering costs. Once the Fund is able to bear its own expenses, the Fund will pay certain of its offering costs directly and reimburse FS Energy Advisor and Magnetar for offering costs incurred on its behalf. Such costs will include marketing expenses, salaries and other direct expenses of FS Energy Advisor’s and Magnetar’s personnel and employees of their affiliates while engaged in registering and marketing the shares. Under the terms of the Administration Agreement, offering costs are limited to 0.50% of the gross proceeds raised in the Fund’s continuous public offering. FS Investments has agreed to assume the Fund’s organization costs and will not seek reimbursement of such costs. FS Energy Advisor, Magnetar and their affiliates are entitled to receive up to 0.50% of the gross proceeds raised in the Fund’s continuous public offering until all offering costs funded by FS Energy Advisor or its affiliates (including FS Investments) have been recovered. Offering costs payable by the Fund in any quarter, including amounts

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

reimbursable to FS Energy Advisor, Magnetar, or their respective affiliates, are subject to the Expense Limitation. See “—Expense Limitation Agreement.” Since commencing its continuous public offering and through October 31, 2017, the Fund has reimbursed $123 to FS Energy Advisor and its affiliates for offering costs funded by them.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the period from March 15, 2017 (Commencement of Operations) to October 31, 2017:

Related Party	Source Agreement	Description	Amount
FS Energy Advisor	Investment Advisory Agreement	Management Fee(1)	$281

FS Energy Advisor	Investment Advisory Agreement	Administrative Services Expenses(2)	$485

FS Energy Advisor	Investment Advisory Agreement	Offering Costs(3)	$123

(1)	During the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, $157 in base management fees were applied to offset the liability of FS Energy Advisor under the Expense Limitation Agreement (see “—Expense Limitation Agreement” below). As of October 31, 2017, $124 in base management fees were payable to FS Energy Advisor, and it is intended that all of it will be applied to offset the liability of FS Energy Advisor under the Expense Limitation Agreement.

(2)	During the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, $467 of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Fund by FS Energy Advisor and the remainder related to other reimbursable expenses. The Fund paid $298 in administrative services expenses to FS Energy Advisor during the period from March 15, 2017 (Commencement of Operations) to October 31, 2017.

(3)	During the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, the Fund incurred $123 of offering costs and amortized $122 of such costs, all of which related to reimbursements to FS Energy Advisor for offering costs incurred on the Fund’s behalf, including marketing expenses, salaries and other direct expenses of FS Energy Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Fund’s common shares.

Distribution Plan

The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund.

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Energy Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively.

Capital Contribution by FS Investments and Magnetar

In October 2016, pursuant to a private placement, Michael C. Forman, the principal of FS Energy Advisor, contributed $100 to purchase approximately 4,000 Class I Shares at $25.00 per share. Effective February 14, 2017, the Fund effected a share split to ensure that the price per share paid by Mr. Forman for the Class I Shares purchased was equal to the NAV per Class I Share of the Fund on the date of the initial closing in the Fund’s continuous public offering. Mr. Forman received 2.0 common shares per existing common share at $12.50 NAV per share. Mr. Forman has agreed not to tender these common shares for repurchase as long as FS Energy Advisor remains the Fund’s investment adviser. FS Investments is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman.

In March 2017, FS Investments and Magnetar collectively purchased $20,000 of Class I Shares. FS Investments, Magnetar, and their respective employees, partners, officers and affiliates therefore may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders. As of December 8, 2017, the Fund has issued an aggregate of 1,620,517 Class I Shares for aggregate gross proceeds of $20,242 to the Board and individuals and entities affiliated with FS Energy Advisor and Magnetar, including Class I Shares sold to Mr. Forman in October 2016.

Expense Limitation Agreement

Pursuant to the expense limitation agreement (“Expense Limitation Agreement”), dated as of February 15, 2017, by and between FS Energy Advisor and the Fund, FS Energy Advisor has agreed to pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.00% per annum of the Fund’s average daily net assets attributable to the applicable class of shares for the twelve month period following March 8, 2017, the date of effectiveness of the Fund’s initial registration

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

statement on Form N-2 (“Expense Limitation”). In consideration of FS Energy Advisor’s agreement to limit the Fund’s expenses, the Fund agreed to repay FS Energy Advisor in the amount of any Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years from the end of the fiscal quarter in which they were paid or absorbed; and (2) the reimbursement may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when FS Energy Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement, which became effective March 8, 2017, will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board and by FS Energy Advisor. The Expense Limitation Agreement may not be terminated by FS Energy Advisor, but may be terminated by the Board on written notice to FS Energy Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses, as described in the Expense Limitation Agreement. In consideration of FS Energy Advisor’s agreement to pay or absorb the Fund’s ordinary operating expenses for the first twelve months after effectiveness, Magnetar has agreed that, during such period, any sub-advisory fees paid to Magnetar will be remitted back to FS Energy Advisor in an amount equal to the lesser of (i) 50% of the “ordinary operating expenses” paid or absorbed by FS Energy Advisor pursuant to the Expense Limitation Agreement, or (ii) the sub-advisory fees paid to Magnetar. If the amount of ordinary operating expenses during such period exceeds the amount of management fees paid to FS Energy Advisor, FS Investments will be solely responsible for any such excess.

The specific amount of expenses waivable and/or payable by FS Energy Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Energy Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement by either party.

During the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, the Fund accrued $1,021 pursuant to the Expense Limitation Agreement that FS Investments has agreed to pay. In addition, FS Energy Advisor has agreed to voluntarily reimburse $50 of income tax expense during the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, for which FS Energy Advisor will not seek repayment from the Fund.

FS Benefit Trust

FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, FS Benefit Trust purchased $48 of the Fund’s Class I shares at the NAV in effect on the applicable purchase date.

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

During the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, the Fund declared and paid gross distributions in the amount of $0.3125 (as adjusted for the applicable share class expenses) per share in the total amount of $549. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the Fund’s DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The following table reflects the sources of the cash distributions on a tax basis that the Fund paid on its common shares during the period from March 15, 2017 (Commencement of Operations) to October 31, 2017:

Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$271	49%
Short-term capital gains proceeds from the sale of assets	197	36%
Return of capital	81	15%

Total	$549	100%

(1)	The Fund’s net investment income on a tax basis for the period March 15, 2017 (Commencement of Operations) through October 31, 2017 was $271. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year and based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, the Fund increased accumulated undistributed net investment income and accumulated net realized gain (loss) by $111 and $11, respectively, and decreased capital in excess of par value by $122. These reclassifications have no impact on the net assets of the Fund and are primarily attributable to the tax treatment of foreign currency gains/losses and offering costs.

As of October 31, 2017, the components of accumulated earnings (loss) on a tax basis were as follows:

Distributable ordinary income	$—
Accumulated capital gains	—
Net unrealized appreciation (depreciation)	(1,096)

Total	$(1,096)

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $32,237 as of October 31, 2017. The difference between the Fund’s GAAP basis cost and its tax basis cost is primarily due to wash sale loss deferrals, nontaxable distributions from underlying investments and partnership adjustments. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(1,096), which was comprised of gross unrealized appreciation of $758 and gross unrealized depreciation of $1,854, as of October 31, 2017.

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2017:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Master Limited Partnerships	$7,598	$7,222	23%
Preferred Equity	724	770	2%
Common Equity	17,686	17,000	55%
Fixed Income	4,761	4,618	15%
Short-Term Investments	1,531	1,531	5%

	$32,300	$31,141	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums, accretion of discounts and/or tax-basis return of capital, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of October 31, 2017, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of October 31, 2017:

Industry Classification	Fair Value	Percentage of Portfolio
Upstream	$7,208	23%
Midstream	19,561	63%
Downstream	912	3%
Service & Equipment	1,929	6%
Short-Term Investments	1,531	5%

	$31,141	100%

Purchases and sales of securities during the period from March 15, 2017 (Commencement of Operations) to October 31, 2017, other than short-term securities and U.S. government obligations, were $43,453 and $12,459, respectively.

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of October 31, 2017, the Fund’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	Fair Value
Level 1—Price quotations in active markets	$26,523
Level 2—Significant other observable inputs	—
Level 3—Significant unobservable inputs	4,618

$31,141

The Fund’s investments as of October 31, 2017 primarily consisted of Exchange-Traded Securities or OTC Securities. All of the MLPs, preferred equity investments and common equity investments, each of which were traded on an active public market, were valued at their closing price as of October 31, 2017. All of the fixed income investments were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service.

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Fund believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.

The following is a reconciliation for the period from March 15, 2017 (Commencement of Operations) to October 31, 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Fixed Income

Fair value at beginning of period	$—
Accretion of discount (amortization of premium)	9
Net change in unrealized appreciation (depreciation)	(143)
Purchases	4,752
Net transfers in or out of Level 3	—

Fair value at end of period	$4,618

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(143)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of October 31, 2017 are as follows:

Type of Investment	Fair Value at October 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Fixed Income	$4,618	Market Quotes	Indicative Dealer Quotes	71.5% - 106.9%	99.3%

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service.

Note 8. Financing Arrangement

The following table presents summary information with respect to the Fund’s outstanding financing arrangement as of October 31, 2017:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+0.85%	$6,991	$5,298	April 28, 2018(1)

(1)	As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of October 31, 2017, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility

On March 16, 2017, the Fund entered into a committed facility arrangement (“BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings up to a maximum amount equal to the average outstanding balance over the past twenty

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangement (continued)

business days or, if fewer, the number of business days since closing. Borrowings are available in U.S. Dollars (“USD”) and Canadian Dollars (“CAD”). Borrowings under the BNP Facility accrue interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) for a one-month interest period plus 0.85% per annum on USD borrowings or the Canadian Dollar Offered Rate for a one-month interest period plus 0.75% per annum on CAD borrowings. Interest is payable monthly in arrears. The Fund may terminate the facility upon 179 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 0.50% of the maximum amount of financing available on the termination date.

In connection with the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP Facility agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund; (b) any change in BNP Paribas’ interpretation of applicable law that, in the reasonable opinion of counsel to BNP Paribas, has the effect of impeding or prohibiting the BNP Facility; (c) certain events of insolvency or bankruptcy by the Fund; (d) specified material reductions in the Fund’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the Investment Advisory Agreement or if FS Energy Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP Paribas.

As of October 31, 2017, $6,991 was outstanding under the BNP Facility. The carrying amount outstanding under the BNP Facility approximates its fair value.

For the period from March 15, 2017 (Commencement of Operations) through October 31, 2017, the total interest expense for the BNP Facility was $57.

For the period from March 15, 2017 (Commencement of Operations) through October 31, 2017, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Cash paid for interest expense(1)	$56
Average borrowings(2)	$4,370
Effective interest rate on borrowings	2.09%
Weighted average interest rate	2.03%

(1)	Interest is payable quarterly in arrears.

(2)	Average borrowings for the period from March 15, 2017 (Commencement of Operations) through October 31, 2017 is calculated for the period since the Fund commenced borrowings thereunder through October 31, 2017.

Under the terms of the BNP Facility, BNP Paribas has the ability to borrow a portion of the pledged collateral, or, collectively, the rehypothecated securities, subject to certain limits, in exchange for paying to the Fund a fee equal to 70% of the difference between the fair market rate (as determined by BNP Paribas) and the

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangement (continued)

overnight Fed Funds rate. The Fund may, in its sole discretion for any valid business reason, designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there remain securities eligible to be rehypothecated within the segregated custody account in an amount equal to the outstanding borrowings owed by the Fund to BNP Paribas. The Fund may recall any rehypothecated security at any time and BNP Paribas must return such security or an equivalent security within a commercially reasonable period. In the event BNP Paribas does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP Paribas under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by the Fund under the BNP Facility, BNP Paribas may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. The Fund will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities. For the period from March 15, 2017 (Commencement of Operations) through October 31, 2017, the Fund did not receive any fees from BNP Paribas for securities that had been rehypothecated pursuant to the BNP Facility. As of October 31, 2017, there were no securities rehypothecated by BNP Paribas.

Note 9. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Energy Advisor and Magnetar believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

Natural Resource Company Risks: Under normal market conditions, the Fund intends to invest at least 80% of its investments in Natural Resource Companies. By concentrating investments in Natural Resource Companies, the Fund will be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting the natural resource and energy sectors. Natural Resource Companies are also subject to specific risks, including risks associated with fluctuations in energy commodity prices and the volume of, and demand for, energy commodities; the highly cyclical nature of the natural resource and energy sectors; the depletion of commodity reserves or overstatement of the quantities of Natural Resource Company reserves; changes in the regulatory environment that affect the profitability of Natural Resource Companies; extreme weather or other natural disasters, fluctuations of interest rates and the economic impact of the Fund’s fixed income investments.

Master Limited Partnership Risk: An investment in MLP units involves certain risks inherent in the structure of MLPs which differ from an investment in the common stock of a corporation, including (i) the limited ability to elect or remove management or the general partner or managing member, (ii) limited voting rights, except with respect to extraordinary transactions, and (iii) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. In addition, there are certain tax risks associated with an investment in MLP units.

Other Equity Securities Risk: The Fund may invest in equity securities of issuers other than Natural Resource Companies, including common stock of issuers engaged in other sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLPs.

Equity Securities Risk: Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers.

FS Energy Total Return Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Energy Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Energy Advisor, Magnetar and their respective affiliates (including FS Investments).

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Energy Total Return Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Michael C. Forman(1)	56	February 2016	Chairman	Chairman and Chief Executive Officer of FS Investments	9	FS Series Trust (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc (since 2016); FS Investment Corporation IV (since 2015); FS Global Credit Opportunities Fund (since 2013 and including its affiliated feeder funds); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

David J. Adelman(2)	45	February 2017	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	8	FS Series Trust (since 2017); FS Investment Corporation IV (since 2015); FS Global Credit Opportunities Fund (since 2013 and including its affiliated feeder funds); FS Investment Corporation III (since 2013); Actua Corporation (since 2011); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Holly E. Flanagan	46	February 2017	Trustee	Managing Director of Gabriel Investments (since 2013); and Vice President of Business Development of TicketLeap Inc. (2011—2013)	2	FS Credit Income Fund (since 2016)

Brian R. Ford	68	November 2016	Trustee	Partner of Ernst & Young LLP (1971—2008)	2	FS Credit Income Fund (since 2016); FS Investment Corporation III (since 2013); Gulfmark Offshore, Inc. (since 2009); NRG Yield, Inc. (since 2013); and AmeriGas Propane, Inc. (since 2013)

Joseph P. Ujobai	56	November 2016	Trustee	Executive Vice President of SEI Investments Company (since 2003); Chief Executive Officer and Managing Director of SEI Investments (Europe) Limited (since 2000)	2	FS Credit Income Fund (since 2016); FS Investment Corporation (since 2015)

*	The “Fund Complex” consists of the Fund, FS Series Trust, FS Credit Income Fund and FS Global Credit Opportunities Fund (and its affiliated feeder funds).

(1)	Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Energy Advisor.

(2)	Mr. Adelman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Energy Advisor.

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Energy Total Return Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	56	Chief Executive Officer & President	Since 2016	Chairman and Chief Executive Officer, FS Investments

Edward T. Gallivan, Jr.	55	Chief Financial Officer	Since 2017	Chief Financial Officer, FS Energy and Power Fund, FS Credit Income Fund, FS Investment Corporation III and FS Investment Corporation IV

Zachary Klehr	39	Executive Vice President	Since 2016	Executive Vice President, FS Investments

Stephen S. Sypherd	40	Vice President, Treasurer & Secretary	Since 2016	General Counsel, FS Investments

James F. Volk	55	Chief Compliance Officer	Since 2016	Senior Vice President of Fund Compliance, FS Investments; and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 - 2014)

Statement of Additional Information

The Fund’s statement of additional information, dated as of June 22, 2017, as amended and supplemented to date, contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Form N-Q Filings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Energy Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Energy Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Energy Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Energy Total Return Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Item 2. Code of Ethics.

(a)	On February 14, 2017, the Fund’s board of trustees (the “Board”) adopted a Code of Business Conduct and Ethics that applies to all officers, trustees, directors and employees of the Fund and FS Energy Advisor, LLC (the “Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Fund adopted an amended Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) on September 18, 2017.

(b)	Not applicable.

(c)	On September 18, 2017, the Board approved the Code of Ethics, which provided for certain non-substantive amendments to the Fund’s previous Code of Business Conduct and Ethics. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Fund did not grant any waiver from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The Fund was formed as a Delaware statutory trust on February 23, 2016, but did not complete its initial seed audit until after October 31, 2016. As such, no audit fees were incurred for the fiscal year ended October 31, 2016. The aggregate fees to be billed to the Fund for the fiscal year ended October 31, 2017 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $70,000.

(b)	Audit-Related Fees. There were no audit-related fees billed to the Fund for the fiscal year ended October 31, 2016. The aggregate fees billed to the Fund for the fiscal year ended October 31, 2017 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $6,495. Audit-related fees for the year ended October 31, 2017 represent fees billed for services provided in connection with comfort letter procedures performed.

(c)	Tax Fees. There were no tax fees billed to the Fund for the fiscal year ended October 31, 2016 for professional services rendered by Ernst & Young. The aggregate fees to be billed to the Fund for the fiscal year ended October 31, 2017 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $45,023. Tax fees for the fiscal year ended October 31, 2017 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)	All Other Fees. No fees were billed to the Fund for the fiscal year ended October 31, 2017 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)	All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Energy Advisor and any entity controlling, controlled by or under common control with FS Energy Advisor that provides ongoing services to the Fund for the fiscal year ended October 31, 2017 were $51,518. There were no non-audit fees billed by Ernst & Young for the fiscal year ended October 31, 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Fund’s schedule of investments as of October 31, 2017 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to FS Energy Advisor, pursuant to the proxy voting policies and procedures of FS Energy Advisor. FS Energy Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below.

Michael Kelly currently serves as president of FS Investments and has presided in such role since July 2017. Mr. Kelly also serves as chief investment officer of FS Investments and executive vice president of its affiliated investment advisers, and has presided in such roles since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments and its affiliated investment advisers, including FS Energy Advisor. Mr. Kelly also serves on the investment committees of the investment advisers to certain of FS Investments’ sponsored investment products, including FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, FSIC II Advisor, LLC, the investment adviser to FS Investment Corporation II, FSIC III Advisor, LLC, the investment adviser to FS Investment Corporation III, FSIC IV Advisor, LLC, the investment adviser to FS Investment Corporation IV, FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund, FS Global Advisor, LLC, the investment adviser to FS Global Credit Opportunities Fund, FS Credit Income Advisor, LLC, the investment adviser to FS Credit Income Fund, FS Real Estate Advisor, LLC, the investment adviser to FS Credit Real Estate Income Trust, Inc. and as portfolio manager of FS Fund Advisor, LLC. Before joining FS Investments and its affiliated investment advisers, Mr. Kelly was the chief executive officer of ORIX USA Asset Management, where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Zachary Klehr has served as executive vice president of the Fund and FS Energy Advisor since their inception in February 2016. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Global Credit Opportunities Fund and its affiliated feeder funds, FS Credit Income Fund, FS Multi-Strategy Alternatives Fund and FS Credit Real Estate Income Trust, Inc. Mr. Klehr has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as executive vice president since September 2012. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Prior to joining FS Investments, Mr. Klehr served as a vice president at Versa Capital Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then served in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

Robert Haas serves as executive director within the portfolio management group of FS Investments and its other affiliated investment advisers, and has presided in such roles since December 2013. Mr. Haas has also served in various capacities for FS Investments and its affiliated investment advisers since the later of September 2010 or such entity’s inception date, FS Real Estate Advisor, LLC, the investment adviser to FS Credit Real Estate Income Trust, Inc. including as vice president from September 2010 to December 2013. In his current role, Mr. Haas focuses on portfolio management, oversees fund operations and has spent a significant amount of his time involved in FS Investments’ energy investing activities. Mr. Haas also serves on the investment committee of FS Real Estate Advisor, LLC, the investment adviser to FS Credit Real Estate Income Trust, Inc. Prior to joining FS Investments, Mr. Haas served on the commercial real estate investment team at American Capital, a private equity firm and global asset manager, from 2007 to 2010. At American Capital, Mr. Haas was involved in all aspects of the company’s commercial real estate investing activities, including bond investment selection, due diligence, structuring, securitization and surveillance. Prior to American Capital, Mr. Haas spent three years in the structured finance group at CapitalSource, a specialty finance company, where he sourced, underwrote, negotiated, structured and managed investments in middle-market finance companies. Prior to CapitalSource, Mr. Haas was an analyst at Goldman Sachs’ Archon Group, where he analyzed and evaluated debt and equity investments in commercial real estate. Mr. Haas earned a B.S. in finance from Georgetown University’s McDonough School of Business and holds the CFA Institute’s Chartered Financial Analyst designation.

David Weiser serves as vice president in the investment management group of FS Investments and its other affiliated investment advisers, and has presided in such roles since October 2015. Mr. Weiser also serves on the investment committee of FS Real Estate Advisor, LLC, the investment adviser to FS Credit Real Estate Income Trust, Inc. and FS Global Advisor, LLC, the investment adviser to FS Global Credit Opportunities Fund. Prior to joining FS Investments, Mr. Weiser served as a research analyst at Towerview LLC, a long-biased public equities fund, from January 2007 to July 2015, where Mr. Weiser originated and executed investments in companies involved in mergers, restructurings and deep value situations. Prior to that role, Mr. Weiser was an associate at Golub Capital from May 2005 to January 2007, where he executed middle market debt and equity investments. Mr. Weiser earned a B.S. in economics (magna cum laude) from the Wharton School at the University of Pennsylvania.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2017: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Michael Kelly
Registered Investment Companies	2	$85,420	—	—
Other Pooled Investment Vehicles	1	$42,907	1	$42,907
Other Accounts	—	—	—	—
Zachary Klehr
Registered Investment Companies	6	$3,892,390	6	$3,892,390
Other Pooled Investment Vehicles	5	$17,840,098	5	$17,840,098
Other Accounts	—	—	—	—
Robert Haas
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$42,907	1	$42,907
Other Accounts	—	—	—	—
David Weiser
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$42,907	1	$42,907
Other Accounts	—	—	—	—

Potential Conflicts of Interest

FS Energy Advisor, Magnetar and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•	The managers, officers and other personnel of FS Energy Advisor allocate their time between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•	The personnel of Magnetar allocate their time between assisting FS Energy Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including acting in an investment management capacity for other funds or accounts that actively invest in the energy and natural resource sectors, including in the securities of Natural Resource Companies;

•	The Fund may compete with certain affiliates for investments, subjecting FS Energy Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on the Fund’s behalf;

•	The Fund may compete with other funds or clients managed or advised by Magnetar or affiliates of Magnetar for investment opportunities, subjecting Magnetar and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf or recommending investments to FS Energy Advisor;

•	Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to shareholders, FS Energy Advisor and Magnetar will receive the management fee in connection with the management of the Fund’s portfolio;

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Energy Advisor or Magnetar provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Energy Advisor or Magnetar may result in FS Energy Advisor or Magnetar coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of Magnetar to recommend to FS Energy Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Energy Advisor or Magnetar would otherwise take an action;

•	FS Energy Advisor, Magnetar and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•	Magnetar and its affiliates may have existing business relationships or access to material non-public information that would prevent Magnetar from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Energy Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Energy Advisor or Magnetar would otherwise take such an action;

•	To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Energy Advisor, Magnetar and any of their respective affiliates, as applicable, FS Energy Advisor, Magnetar and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Energy Advisor, Magnetar or any of their respective affiliates to participate in an investment opportunity. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Energy Advisor and/or Magnetar, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate;

•	Subject to applicable law, so long as the Sub-Advisory Agreement is in effect, and neither party has provided notice of termination, the Adviser has agreed not to enter into a sub-advisory agreement with any third party to act as an additional sub-adviser to the Fund. The Adviser may therefore have a conflict of interest in making recommendations to the Board regarding the retention of Magnetar as a sub-adviser to the Fund, or in making recommendations regarding the retention of any additional or different third party sub-advisers; and

•	The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Energy Advisor or Magnetar (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) FS Energy Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Energy Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Energy Advisor (other than Michael C. Forman, who is compensated through his ownership interests in FS Energy Advisor and FS Investments’ other investment adviser entities), receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Energy Advisor’s investment committee as of October 31, 2017, based on the offering price of the Fund’s common shares as of October 31, 2017.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Zachary Klehr	$100,001 - $500,000
Michael Kelly	$50,001 - $100,000
Robert Haas	$10,001 - $50,000
David Weiser	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or Over $1,000,000.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by the annual report included in Item 1 of this on Form N-CSR.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Board during the period covered by the annual report included in Item 1 of this Form N-CSR.

Item 11.	Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a- 2(a) under the 1940 Act are included herein.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of FS Energy Advisor are included herein in response to Item 7.

(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Energy Total Return Fund

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer Date: December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: December 20, 2017

By:	/S/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: December 20, 2017